UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 21131

John Hancock Preferred Income Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette
Senior Attorney and Assistant Secretary

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2006

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock

MUTUAL FUNDS

John Hancock

Preferred Income Fund

Annual Report

7.31.06

CEO corner

TABLE OF CONTENTS

Your fund at a glance
page 1

Managers’ report
page 2

Fund’s investments
page 6

Financial statements
page 12

Trustees & officers
page 32

For more information
page 36

To Our Shareholders,

The future has arrived at John Hancock Funds.

We have always been firm believers in the powerful role the Internet can play in providing fund information to our shareholders and prospective investors. Recently, we launched a redesigned, completely overhauled Web site that is more visually pleasing, easier to navigate and, most importantly, provides more fund information and learning tools without overwhelming the user.

Not long after we embarked on this major project, a study was released by the Investment Company Institute, the mutual fund industry’s main trade group, which found that an overwhelming majority of shareholders consider the Internet the “wave of the future” for accessing fund information.

Our new site sports fresher and faster ways to access account information. New innovations allow investors to view funds by risk level, track the performance of the John Hancock funds of their choice, or sort funds by Morningstar, Inc.’s star ratings. Investors who own a John Hancock fund through a qualified retirement plan and don’t pay sales charges when making a purchase have the option of sorting by a “Load Waived” Morningstar Rating, thereby creating an apples-to-apples comparison with no-load funds that may also be available in their retirement plan.

The new site also has more educational tools and interactive modules to educate and assist investors with their financial goals, from college savings to retirement planning. A new “I want to…” feature allows investors to check performance, invest more money, update personal information or download prospectuses and forms quickly and easily.

In another of our ongoing efforts to provide our shareholders with top-notch service, we also redesigned our shareholder reports, as you may have noticed with this report. We hope the larger size, more colorful cover and redesigned presentation of the commentary and data tables will draw you in and make them easier to read.

After you’ve read your shareholder report, we encourage you to visit our new Web site – www.jhfunds.com – and take a tour. It’s easy, fast and fun and allows you to be in control of what you see and do. In short, it’s the wave of the future!

Keith F. Hartstein,

President and Chief Executive Officer

This commentary reflects the CEO’s views as of July 31, 2006. They are subject to change at any time.

Your fund at a glance

The Fund seeks to provide a high level of current income, consistent with preservation of capital, by investing in a diversified portfolio of securities that, in the opinion of the Adviser, may be undervalued relative to similar securities in the marketplace. Under normal market conditions, the Fund invests at least 80% of its assets in preferred stocks and other preferred securities.

Over the last twelve months

* Preferred stocks posted lackluster returns amid rising interest rates and a glut of new issuance.

* Many of the Fund’s best performers for the year were those helped by high coupons and/or tax-advantaged status.

* Holdings in U.S. automakers detracted from performance amid an industry slump.

Top 10 issuers
Nexen, Inc.	3.5%

DPL Capital Trust II	2.9%

MetLife, Inc.	2.7%

Telephone & Data Systems, Inc.	2.5%

HSBC Finance Corp.	2.5%

Interstate Power & Light Co.	2.4%

ING Groep NV	2.4%

FPC Capital I	2.4%

PFGI Capital Corp.	2.3%

Public Storage, Inc.	2.2%

As a percentage of net assets plus the value of preferred shares on July 31, 2006.

Preferred Income Fund 1

Managers’ report

John Hancock

Preferred Income Fund

Preferred stocks posted lackluster returns for the 12-month period ended July 31, 2006, amid growing worries about inflation and interest rates. The period began on an upbeat note in August 2005 thanks to investors’ optimism that the Federal Reserve Board might be at or near the end of its then year-long interest rate hike cycle. Because preferreds make fixed-income payments in the form of dividends, their prices tend to follow those of U.S. Treasury securities. Also aiding preferreds was strong demand from investors seeking higher-yielding alternatives to U.S. government securities. But from the early fall through the final weeks of 2005, preferreds suffered a significant sell-off in response to worries over the future direction of inflation and interest rates. Stronger-than-expected economic news resurrected worries that inflation wasn’t dead after all, prompting fears that the Fed would be forced to continue raising rates to cool price pressures.

In the early weeks of 2006, preferred stocks staged a rally, although it was very brief. Only weeks later, preferred stocks resumed their decline as the Treasury market weakened in the midst of renewed evidence that inflation was ticking higher as the global economy strengthened. The appointment of a new Fed chairman also added to the market’s worries because investors fretted that Ben Bernanke might overshoot and raise interest rates too high. These factors, coupled with a bout of profit taking, put pressure on preferred stock prices. Also weighing on them was a glut of new issuance, which

Gregory K. Phelps and Mark T. Maloney for the Sovereign
Asset Management LLC Portfolio Management Team

typically came to market with higher yields than already-outstanding securities, making older issues less attractive and putting pressure on their prices. In the final weeks of the period, preferreds rebounded strongly as new issuance abated and the Treasury market rallied.

“…some of our preferred holdings
broke with convention and posted
strong gains…”

Performance

For the 12 months ended July 31, 2006, John Hancock Preferred Income Fund returned 1.37% at net asset value and 10.37% at market value. The difference in the Fund’s net asset value (NAV) performance and its market performance stems from the fact that the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund’s NAV share price at any time. By comparison, the average long-term bond fund returned 1.97% at net asset value, according to Morningstar, Inc.; the Standard & Poor’s 500 Index returned 5.38% and the Dow Jones Utility Average returned 12.73% .

Going forward, the Fund has switched its benchmark indexes to ones that are more closely correlated to the Fund’s holdings. They included the broad-based Lehman Brothers Aggregate Bond Index, which returned 1.46%, and the Merrill Lynch Preferred Stock Hybrid Securities Index, which returned 2.19% .

Preferred stocks leaders and laggards

Despite the generally difficult environment for preferred stocks overall, some of our preferred holdings broke with convention and posted strong gains for the 12-month period. We enjoyed good gains from PNM Resources, Inc., a New Mexico electric utility. It was bolstered by

Preferred Income Fund 3

INDUSTRY
DISTRIBUTION[1]
Electric utilities	23%
Multi-line utilities &
unregulated
power	10%
Diversified banks	9%
Investment banking
& brokerage	8%
Other diversified
financial services	8%
Consumer finance	5%
Life & health
insurance	5%
Real estate
investment trusts	4%
Gas utilities	4%
Multi-line
insurances	4%
Integrated
telecommunication
services	4%
Oil & gas
exploration &
production	4%
Regional banks	3%
Automobile
manufacturers	2%
All others	7%

the company’s move to reopen one of its nuclear plants that had been shut down due to mechanical problems. Our holdings in MetLife, Inc. also aided performance, bolstered by strong demand for preferreds with certain tax advantages. Our stake in Southern Union Co. worked in our favor, thanks to the preferred stock’s high coupon and tax-advantaged status, coupled with the company’s improved financial results. Our non-callable holdings in DPL Capital Trust II, an electric utility based in and serving Ohio, also made a positive contribution to performance, helped by its high coupons and speculation that the company might be taken over.

On the flip side, our exposure to U.S. automakers detracted from performance. Investments in the preferred stocks of Ford Motor Co. and General Motors Corp. detracted from performance in light of concerns about the ongoing profitability of the U.S. auto industry and the two companies’ declining global market share and credit rating downgrade to below investment grade. Despite their recent travails, we continued to maintain our stake in the two automakers because we like the attractive yields their bonds and preferred stocks offer and believe the companies are taking positive steps to address their problems, including cutting costs and reducing production.

Credit quality upgrade

Our view is that the global economy is poised for a slowdown. With that in mind, we have purposely added more defensive names to the portfolio, including those issued by companies in recession-resistant industries. By the end of the period, the vast majority of our holdings were issued by utilities and energy companies, which traditionally have proven defensive amid slower economic conditions. We also have a large stake in top tier multinational financial institutions — including Citigroup Capital, HSBC Holdings Plc and Lehman Brothers Holdings, Inc. We believe that they, too, can not only withstand, but possibly even prosper if the global economy weakens.

4	Preferred Income Fund

“Our outlook for the coming year
is increasingly optimistic.”

Outlook

Our outlook for the coming year is increasingly optimistic. At the end of the period, there was mounting evidence that the U.S. economy and, most likely, the global  economy, were slowing. Stocks issued by home builders, home improvement stores and low-end retailers sold off heavily, suggesting that U.S. consumers, whose spending accounts for roughly two-thirds of the U.S. gross domestic product, may finally have tightened their purse strings. At the same time, commodity prices sold off and the bond market rallied, suggesting investors’ view that economic growth was slowing. A late-period inverted yield curve, a graph that plots the yield difference between short- and long-term bonds, also suggested slower economic conditions ahead. An inverted yield curve has typically foreshadowed a recession. In our view, slowing economic conditions will, as they traditionally have, bode well for fixed-income investments, including preferred stocks. We also believe that long-term demand — driven by the baby boom generation’s increasing need for income-producing investments — will provide an ongoing boost for preferred stocks.

This commentary reflects the views of the portfolio management team through the end of the Fund’s period discussed in this report. The team’s statements reflect its own opinions. As such they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

The Fund normally will invest at least 25% of its managed assets in securities of companies in the utilities industry. Such an investment concentration makes the Fund more susceptible than a more broadly diversified fund to factors adversely affecting the utilities industry. Sector investing is subject to greater risks than the market as a whole.

1 As a percentage of the Fund’s portfolio on July 31, 2006.

Preferred Income Fund 5

F I N A N C I A L  S T A T E M E N T S

Fund’s investments

Securities owned by the Fund on 7-31-06

This schedule is divided into five main categories: bonds, capital preferred securities, common stocks, preferred stocks and short-term investments. The bonds, capital preferred securities, common stocks and preferred stocks are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Bonds 1.71%					$10,518,231
(Cost $10,855,338)
Electric Utilities 1.71%					10,518,231

Black Hills Corp.,
Note	6.500%	05-15-13	BBB–	$5,950	5,928,241

Entergy Gulf States, Inc.,
1st Mtg Bond	6.200	07-01-33	BBB+	5,000	4,589,990

			Credit	Par value
Issuer, description, maturity date			rating (A)	(000)	Value

Capital preferred securities 10.39%					$63,750,489
(Cost $62,736,206)
Diversified Banks 1.22%					7,490,625

Lloyds TSB Bank Plc, 6.90%, 11-29-49
(United Kingdom)			A+	$7,500	7,490,625
Electric Utilities 4.17%					25,560,000

DPL Capital Trust II, 8.125%, 09-01-31			BB–	24,000	25,560,000
Gas Utilities 2.89%					17,765,912

KN Capital Trust I, 8.56%, Ser B, 04-15-27			BB+	11,500	10,892,512

KN Capital Trust III, 7.63%, 04-15-28			BB+	8,000	6,873,400
Integrated Telecommunication Services 0.99%					6,072,136

TCI Communications Financing Trust III, 9.65%, 03-31-27			BBB–	5,700	6,072,136
Regional Banks 1.12%					6,861,816

Summit Capital Trust I, 8.40%, Ser B, 03-15-27			A	6,500	6,861,816

6 Preferred Income Fund See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Issuer		Shares	Value

Common stocks 5.53%			$33,912,727
(Cost $28,160,080)
Electric Utilities 1.48%			9,057,160

FPL Group, Inc.		160,000	6,902,400

Scottish Power Plc, American Depositary Receipt (ADR)
(United Kingdom)		47,619	2,154,760
Independent Power Producers & Energy Traders 1.15%			$7,065,300

TXU Corp.		110,000	7,065,300
Multi-Utilities & Unregulated Power 2.90%			17,790,267

Alliant Energy Corp.		190,000	6,874,200

DTE Energy Co.		111,046	4,699,467

TECO Energy, Inc.		390,000	6,216,600

	Credit
Issuer, description	rating (A) Shares		Value

Preferred stocks 124.34%			$762,915,746
(Cost $781,256,374)
Agricultural Products 1.82%			11,189,750

Ocean Spray Cranberries, Inc., 6.25%, Ser A (S)	BB+	143,000	11,189,750
Asset Management & Custody Banks 0.15%			918,000

BNY Capital V, 5.95%, Ser F	A–	40,000	918,000
Automobile Manufacturers 2.77%			17,030,799

Ford Motor Co., 7.50%	B+	40,000	714,000

General Motors Corp., 7.25%, Ser 04-15-41	B–	378,700	6,850,683

General Motors Corp., 7.25%, Ser 07-15-41	B–	82,000	1,480,920

General Motors Corp., 7.25%, Ser 02-15-52	B–	254,300	4,506,196

General Motors Corp., 7.375%, Ser 05-15-48	Caa1	65,000	1,157,000

General Motors Corp., 7.375%, Ser 10-01-51	B–	129,000	2,322,000
Broadcasting & Cable TV 0.91%			5,572,200

Comcast Corp., 7.00%	BBB+	222,000	5,572,200
Consumer Finance 7.07%			43,395,762

CIT Group, Inc., 6.35%, Ser A	BBB+	70,000	1,764,000

Ford Motor Credit Co., 7.60%	Ba3	315,600	6,816,960

HSBC Finance Corp., 6.00%	AA–	214,200	5,018,706

HSBC Finance Corp., 6.36%, Depositary Shares, Ser B	A	297,000	7,445,790

HSBC Finance Corp., 6.875%	AA–	399,800	10,146,924

SLM Corp., 6.00%	A	214,100	4,928,582

SLM Corp., 6.97%, Ser A	BBB+	137,390	7,274,800
Diversified Banks 12.10%			74,221,345

BAC Capital Trust IV, 5.875%	A	181,150	4,104,859

Bank One Capital Trust VI, 7.20%	A–	81,100	2,038,854

Comerica Capital Trust I, 7.60%	BBB+	178,100	4,479,215

See notes to financial statements Preferred Income Fund 7

F I N A N C I A L  S T A T E M E N T S

	Credit
Issuer, description	rating (A) Shares		Value
Diversified Banks (continued)

Fleet Capital Trust VII, 7.20%	A	322,500	$8,139,900

Fleet Capital Trust VIII, 7.20%	A	464,750	11,753,527

HSBC Holdings Plc, 6.20%, Ser A
(United Kingdom)	A	150,000	3,615,000

Royal Bank of Scotland Group Plc, 5.75%, Ser L
(United Kingdom)	A	550,900	12,411,777

Royal Bank of Scotland Group Plc, 6.35%, Ser N, ADR
(United Kingdom)	A	20,000	491,400

Santander Finance Preferred SA, Unipersonal, 6.41%,
Ser 1 (Spain)	A–	225,000	5,598,000

USB Capital IV, 7.35%	A	165,700	4,150,785

USB Capital V, 7.25%	A	103,599	2,615,875

USB Capital VI, 5.75%	A	20,000	443,000

USB Capital VII, 5.875%	A	36,900	832,095

USB Capital VIII, 6.35%, Ser 1	A	169,800	4,041,240

USB Capital X, 6.50%	A	45,000	1,100,250

Wachovia Preferred Funding Corp., 7.25%, Ser A	A–	69,000	1,877,490

Wells Fargo Capital Trust IV, 7.00%	A+	108,100	2,728,444

Wells Fargo Capital Trust VI, 6.95%	A	53,400	1,351,554

Wells Fargo Capital Trust VII, 5.85%	A+	107,750	2,448,080
Electric Utilities 25.44%			156,095,409

Boston Edison Co., 4.78%	A–	15,143	1,303,812

Entergy Arkansas, Inc., 6.70%	AAA	25,300	634,018

Entergy Mississippi, Inc., 7.25%	A–	346,000	8,968,320

FPC Capital I, 7.10%, Ser A	BB+	844,691	21,235,532

FPL Group Capital Trust I, 5.875%	BBB+	502,200	11,359,764

Georgia Power Capital Trust VII, 5.875%	BBB+	250,600	5,663,560

Georgia Power Co., 6.00%, Ser R	A	395,497	9,373,279

Great Plains Energy, Inc., 8.00%, Conv	BBB–	764,900	18,166,375

HECO Capital Trust III, 6.50%	BBB–	375,400	9,497,620

Interstate Power & Light Co., 8.375%, Ser B	Baa3	700,000	21,770,000

Northern States Power Co., 8.00%	BBB–	235,000	5,997,200

PPL Electric Utilities Corp., 6.25%, Depositary Shares	BBB	300,000	7,321,890

PPL Energy Supply, LLC, 7.00%	BBB	353,660	8,883,939

Southern California Edison Co., 6.125%	BBB–	119,000	11,647,125

Southern Co. Capital Trust VI, 7.125%	BBB+	49,800	1,267,410

Virginia Power Capital Trust, 7.375%	BB+	518,150	13,005,565
Gas Utilities 3.33%			20,442,443

Southern Union Co., 5.00%, Conv	BBB	30,000	1,589,400

Southern Union Co., 7.55%, Ser A	BB+	296,600	7,646,348

Southwest Gas Capital II, 7.70%	BB	404,300	10,370,295

TransCanada Pipelines Ltd., 8.25% (Canada)	BBB	32,800	836,400
Hotels, Resorts & Cruise Lines 0.49%			2,993,835

Hilton Hotels Corp., 8.00%	BB	118,100	2,993,835

8 Preferred Income Fund See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

	Credit
Issuer, description	rating (A) Shares		Value
Integrated Telecommunication Services 4.53%			$27,769,449

Telephone & Data Systems, Inc., 6.625%	A–	233,000	5,592,000

Telephone & Data Systems, Inc., 7.60%, Ser A	A–	690,687	17,191,199

Verizon New England, Inc., 7.00%, Ser B	A3	199,450	4,986,250
Investment Banking & Brokerage 11.75%			72,126,015

Bear Stearns Capital Trust III, 7.80%	BBB	40,600	1,017,842

Goldman Sachs Group, Inc., 6.20%, Ser B	A–	460,000	11,458,600

Lehman Brothers Holdings Capital Trust III, 6.375%, Ser K	A–	150,000	3,649,500

Lehman Brothers Holdings Capital Trust V, 6.00%, Ser M	A–	70,000	1,623,300

Lehman Brothers Holdings, Inc., 5.94%
Depositary Shares, Ser C	A–	175,600	8,516,600

Merrill Lynch Preferred Capital Trust III, 7.00%	A–	330,500	8,417,835

Merrill Lynch Preferred Capital Trust IV, 7.12%	A–	247,752	6,307,766

Merrill Lynch Preferred Capital Trust V, 7.28%	A–	367,000	9,402,540

Morgan Stanley Capital Trust II, 7.25%	A–	240,200	6,012,206

Morgan Stanley Capital Trust III, 6.25%	A–	192,400	4,577,196

Morgan Stanley Capital Trust IV, 6.25%	A–	57,000	1,340,640

Morgan Stanley Capital Trust V, 5.75%	A1	347,000	7,588,890

Morgan Stanley Capital Trust VI, 6.60%	A–	90,000	2,213,100
Life & Health Insurance 6.57%			40,304,119

Lincoln National Capital VI, 6.75%, Ser F	A–	148,600	3,787,814

MetLife, Inc., 6.50%, Ser B	BBB	950,500	23,943,095

PLC Capital Trust IV, 7.25%	BBB+	186,600	4,730,310

PLC Capital Trust V, 6.125%	BBB+	256,000	5,990,400

Prudential Plc, 6.50% (United Kingdom)	A–	75,000	1,852,500
Multi-Line Insurance 5.68%			34,880,638

AEGON NV, 6.375% (Netherlands)	A–	444,900	10,860,009

AEGON NV, 6.50% (Netherlands)	A–	111,100	2,755,280

ING Groep NV, 6.20% (Netherlands)	A	134,793	3,290,297

ING Groep NV, 7.05% (Netherlands)	A	703,800	17,975,052
Multi-Utilities & Unregulated Power 11.67%			71,582,271

Aquila, Inc., 7.875%	B2	511,700	12,797,617

Baltimore Gas & Electric Co., 6.99%, Ser 1995	Ba1	40,000	4,173,752

BGE Capital Trust II, 6.20%	BBB–	831,825	18,890,746

Dominion CNG Capital Trust I, 7.80%	BB+	253,476	6,347,039

DTE Energy Trust I, 7.80%	BB+	135,100	3,391,010

PNM Resources, Inc., 6.75%, Conv	BBB–	268,000	13,207,040

PSEG Funding Trust II, 8.75%	BB+	233,500	6,227,445

Public Service Electric & Gas Co., 4.18%, Ser B	BB+	7,900	614,225

TECO Capital Trust I, 8.50%	B	234,893	5,933,397

See notes to financial statements Preferred Income Fund 9

F I N A N C I A L  S T A T E M E N T S

	Credit
Issuer, description	rating (A) Shares		Value
Oil & Gas Exploration & Production 5.37%			$32,932,201

Chesapeake Energy Corp., 6.25%, Conv (G)	B+	4,530	1,268,491

Nexen, Inc., 7.35% (Canada)	BB+	1,261,000	31,663,710
Other Diversified Financial Services 10.93%			67,046,996

ABN AMRO Capital Funding Trust V, 5.90%	A	626,100	14,275,080

ABN AMRO Capital Funding Trust VII, 6.08%	A	328,000	7,711,280

Citigroup Capital VII, 7.125%	A	138,700	3,520,206

Citigroup Capital VIII, 6.95%	A	410,600	10,236,258

Citigroup Capital X, 6.10%	A	100,000	2,380,000

Citigroup Capital XI, 6.00%	A	25,000	584,500

General Electric Capital Corp., 5.875%	AAA	151,500	3,552,675

General Electric Capital Corp., 6.10%	AAA	51,210	1,230,064

JPMorgan Chase Capital IX, 7.50%, Ser I	A–	61,000	1,531,710

JPMorgan Chase Capital X, 7.00%, Ser J	A1	607,100	15,414,269

JPMorgan Chase Capital XI, 5.875%, Ser K	A–	289,700	6,610,954
Real Estate Investment Trusts 6.32%			38,767,528

Duke Realty Corp., 6.50%, Depositary Shares, Ser K	BBB	110,000	2,589,400

Duke Realty Corp., 6.60%, Depositary Shares, Ser L	BBB	109,840	2,636,160

Duke Realty Corp., 6.625%, Depositary Shares, Ser J	BBB	59,925	1,439,399

Duke Realty Corp., 7.99%, Depositary Shares, Ser B	BBB	251,830	12,379,031

Public Storage, Inc., 6.45%, Depositary Shares, Ser X	BBB+	25,000	579,750

Public Storage, Inc., 6.50%, Depositary Shares, Ser W	BBB+	100,000	2,349,000

Public Storage, Inc., 7.50%, Depositary Shares, Ser V	BBB+	497,643	12,809,331

Public Storage, Inc., 8.00%, Depositary Shares, Ser R	BBB+	157,965	3,985,457
Regional Banks 3.76%			23,096,814

KeyCorp Capital VI, 6.125%	BBB	20,900	491,150

National Commerce Capital Trust II, 7.70%	A–	80,300	2,033,999

PFGI Capital Corp., 7.75%	A	796,000	20,571,665
Reinsurance 0.54%			3,299,305

RenaissanceRe Holdings Ltd., 6.08%, Ser C (Bermuda)	BBB	153,100	3,299,305
Specialized Finance 0.41%			2,502,000

Repsol International Capital Ltd., 7.45%, Ser A (Cayman Islands)	BB+	100,000	2,502,000
Thrifts & Mortgage Finance 1.87%			11,491,699

Abbey National Plc, 7.25% (United Kingdom)	A	80,080	2,001,199

Abbey National Plc, 7.375% (United Kingdom)	A	370,000	9,490,500
Wireless Telecommunication Services 0.86%			5,257,168

United States Cellular, 7.50%	A–	205,760	5,257,168

10	Preferred Income Fund	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Short-term investments 2.70%					$16,600,000
(Cost $16,600,000)
Government U.S. Agency 2.70%					16,600,000

Federal Home Loan Bank,
Disc Note	4.95%	08-01-06	AAA	$16,600	16,600,000

Total investments 144.67%					$887,697,193

Other assets and liabilities, net	0.98%				$6,020,391

Fund preferred shares, at value (45.65%)					($280,122,120)

Total net assets 100.00%					$613,595,464

(A) Credit ratings are unaudited and are rated by Moody’s Investors Service where Standard & Poor’s ratings are not available unless indicated otherwise.

(G) Security rated internally by John Hancock Advisers, LLC.

(S) This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $11,189,750 or 1.82% of the Fund’s net assets as of July 31, 2006.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar-denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements Preferred Income Fund 11

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 7-31-06

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments at value (cost $899,607,998)	$887,697,193
Cash	57,835
Cash segregated for futures contracts	546,000
Dividends and interest receivable	4,343,033
Receivable for swap contracts	300,281
Unrealized appreciation of swap contracts	3,461,687
Receivable from affiliates
Other	5,892
Other assets	69,575
Total assets	896,481,496

Liabilities

Payable for investments purchased	2,511,000
Payable for futures variation margin	26,250
Payable to affiliates
Management fees	40,400
Other payables and accrued expenses	186,262
Total liabilities	2,763,912
Auction Preferred Shares (APS) including accrued dividends, unlimited number of shares of beneficial interest authorized with no par value, 11,200 shares
issued, liquidation preference of $25,000 per share	280,122,120

Net assets

Common shares capital paid-in	610,159,568
Accumulated net realized gain on investments, financial futures contracts
and swap contracts	11,258,167
Net unrealized depreciation of investments, financial futures contracts
and swap contracts	(9,078,436)
Accumulated net investment income	1,256,165
Net assets applicable to common shares	$613,595,464

Net asset value per common share

Based on 25,732,207 shares of beneficial interest outstanding —
unlimited number of shares authorized with no par value	$23.85

12 Preferred Income Fund See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 7-31-06

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) and distributions paid to APS shareholders for the period stated.

Investment income

Dividends	$57,225,820
Interest	6,730,697
Total investment income	63,956,517

Expenses

Investment management fees	6,818,962
Accounting and legal services fees	171,994
Trustees’ fees	38,782
Compliance fees	13,885
APS auction fees	734,721
Custodian fees	146,547
Printing	114,338
Federal excise tax	71,930
Professional fees	39,124
Transfer agent fees	29,993
Registration and filing fees	23,825
Interest	1,381
Miscellaneous	67,506
Total expenses	8,272,988
Less expense reductions	(1,818,390)
Net expenses	6,454,598
Net investment income	57,501,919

Realized and unrealized gain (loss)

Net realized gain on
Investments	11,364,423
Financial futures contracts	2,274,467
Swap contracts	1,327,259
Change in net unrealized appreciation (depreciation) of
Investments	(56,316,810)
Financial futures contracts	(1,174,063)
Swap contracts	(53,172)
Net realized and unrealized loss	(42,577,896)
Distributions to APS	(11,676,521)
Increase in net assets from operations	$3,247,502

See notes to financial statements Preferred Income Fund 13

F I N A N C I A L  S T A T E M E N T S

Statement of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, and distributions, if any, paid to shareholders.

	Year	Year
	ended	ended
	7-31-05[1]	7-31-06

Increase (decrease) in net assets
From operations
Net investment income	$59,069,003	$57,501,919
Net realized gain	2,763,535	14,966,149
Change in net unrealized appreciation (depreciation)	27,170,977	(57,544,045)
Distributions to APS	(6,743,397)	(11,676,521)
Increase in net assets resulting from operations	82,260,118	3,247,502
Distributions to common shareholders
From net investment income	(51,717,164)	(47,861,906)
From net realized gain	—	(5,081,339)
	(51,717,164)	(52,943,245)
From Fund share transactions	215,062	—

Net assets
Beginning of period	632,533,191	663,291,207
End of period[2]	$663,291,207	$613,595,464

1Audited by previous auditor.

2Includes accumulated net investment income of $405,363 and $1,256,165, respectively.

14 Preferred Income Fund See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

COMMON SHARES

PERIOD ENDED	7-31-03[1,2]	7-31-04[1]	7-31-05[1]	7-31-06

Per share operating performance
Net asset value,
beginning of period	$23.88[3]	$25.15	$24.59	$25.78
Net investment income[4]	2.02	2.31	2.30	2.24
Net realized and unrealized gain
(loss) on investments	1.32	(0.25)	1.16	(1.66)
Distributions to APS	(0.12)	(0.13)	(0.26)	(0.45)
Total from investment operations	3.22	1.93	3.20	0.13
Less distributions to common shareholders
From net investment income	(1.80)	(2.16)	(2.01)	(1.86)
From net realized gain	—	(0.33)	—	(0.20)
	(1.80)	(2.49)	(2.01)	(2.06)
Capital charges
Offering costs related
to common shares	(0.02)	—	—	—
Offering costs and underwriting
discounts related to APS	(0.13)	—	—	—
	(0.15)	—	—	—
Net asset value, end of period	$25.15	$24.59	$25.78	$23.85
Per share market value, end of period	$24.32	$24.14	$23.46	$23.63
Total return at market value[5,6] (%)	4.78[7,8]	9.65	5.55	10.37[8]

Ratios and supplemental data
Net assets applicable to common
shares, end of period (in millions)	$645	$633	$663	$614
Ratio of expenses to average net
assets[9] (%)	1.00[10]	1.02	1.02	1.03
Ratio of gross expenses
to average net assets[11] (%)	1.28[10]	1.31	1.31	1.31
Ratio of net investment income
to average net assets[12] (%)	9.11[10]	9.21	9.03	9.14
Portfolio turnover (%)	20	21	24	18

Senior securities
Total value of APS outstanding
(in millions)	$280	$280	$280	$280
Involuntary liquidation preference
per unit (in thousands)	$25	$25	$25	$25
Average market value per unit
(in thousands)	$25	$25	$25	$25
Asset coverage per unit[13]	$83,686	$79,892	$83,539	$79,097

See notes to financial statements Preferred Income Fund 15

F I N A N C I A L  S T A T E M E N T S

Notes to Financial Highlights

1 Audited by previous auditor.

2 Inception period from 8-27-02 through 7-31-03.

3 Reflects the deduction of a $1.125 per share sales load.

4 Based on the average of the shares outstanding.

5 Assumes dividend reinvestment.

6 Total returns would have been lower had certain expenses not been reduced during the periods shown.

7 Not annualized.

8 Assumes dividend reinvestment and a purchase at the offering price of $25.00 per share on the inception date and a sale at the current market price on the last day of the period.

9 Ratios calculated on the basis of expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratios of expenses would have been 0.72%, 0.71%, 0.72% and 0.71%, respectively.

10 Annualized.

11 Ratios calculated on the basis of expenses relative to the average net assets of common shares that do not take into consideration expense reductions during the periods shown. Without the exclusion of preferred shares, the annualized gross ratios of expenses would have been 0.92%, 0.91%, 0.92% and 0.91%, respectively.

12 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratios of net investment income would have been 6.59% , 6.43%, 6.33% and 6.33%, respectively.

13 Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing that amount by the number of APS outstanding as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

16 See notes to financial statements Preferred Income Fund

Notes to financial statements

Note A Accounting policies

John Hancock Preferred Income Fund (the “Fund”) is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund’s portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value. The Fund determines the net asset value of the common shares each business day.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Expenses

The majority of the expenses are directly iden-tifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Financial futures contracts

The Fund may buy and sell financial futures contracts. Buying futures tends to increase the Fund’s exposure to the underlying instrument. Selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other Fund’s instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as “initial margin,” equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments to and from the broker, known as “variation margin,” are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments arising from this “mark to market” are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into financial futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out financial futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund’s gains and/ or losses can be affected as a result of finan-cial futures contracts. On July 31, 2006, the Fund had deposited $546,000 in a segregated account to cover margin requirements on open financial futures contracts.

Preferred Income Fund 17

The Fund had the following financial futures contracts open on July 31, 2006:
	NUMBER OF
OPEN CONTRACTS	CONTRACTS	POSITION	EXPIRATION	DEPRECIATION

U.S. 10-Year Treasury Note	210	Short	Sep 06	($254,125)
U.S. 10-Year Treasury Note	210	Short	Sep 06	(99,908)
U.S. 10-Year Treasury Note	420	Short	Sep 06	(275,285)

				($629,318)

Swap contracts

The Fund may enter into swap transactions in order to hedge the value of the Fund’s portfolio against interest rate fluctuations or to enhance the Fund’s income. Interest rate swaps represent an agreement between two counterparties to exchange cash flows based on the difference in the two interest rates, applied to the notional principal amount for a specified period. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The Fund settles accrued net receivable or payable under the swap contracts on a periodic basis.

The Fund records changes in the value of the swaps as unrealized gains or losses on swap contracts. Accrued interest receivable or payable on the swap contracts is recorded as realized gain (loss).

Swap contracts are subject to risks related to the counterparty’s ability to perform under the contract, and may decline in value if the coun-terparty’s creditworthiness deteriorates. The risks may arise from unanticipated movement in interest rates. The Fund may also suffer losses if it is unable to terminate outstanding swap contracts or reduce its exposure through offsetting transactions.

The Fund had the following interest rate swap contracts open on July 31, 2006:

		RATE TYPE

		PAYMENTS
NOTIONAL	PAYMENTS MADE	RECEIVED	TERMINATION
AMOUNT	BY FUND	BY FUND	DATE	APPRECIATION

$70,000,000	2.56%(a)	3-month LIBOR	June 08	$3,461,687
(a) Fixed rate

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

In June 2006, Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”) was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has recently begun to evaluate the application of the Interpretation to the Fund, and has not at  this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund’s financial statements.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions from net investment income and net realized gains on the ex-dividend date. During the year ended July 31, 2005, the tax character of distributions paid was as follows: ordinary income $58,460,561. During the year ended July 31, 2006, the tax character of distributions paid was as follows: ordinary income $58,813,871 and long-term capital gains $5,805,895.

18 Preferred Income Fund

As of July 31, 2006, the components of distributable earnings on a tax basis included $8,689,498 of undistributed ordinary income and $3,402,529 of undistributed long-term gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B

Management fee and transactions with affiliates and others

The Fund has an investment management contract with John Hancock Advisers LLC (the “Adviser”), a wholly owned subsidiary of the John Hancock Financial Services, Inc. Under the investment management contract, the Fund pays a daily management fee to the Adviser at an annual rate of 0.75% of the Fund’s average daily net asset value and the value attributable to the Auction Preferred Shares (collectively, “managed assets”).

The Adviser has contractually agreed to limit the Fund’s management fee to the following: 0.55% of the Fund’s average daily managed assets until the fifth anniversary of the commencement of the Fund’s operations, 0.60% of such assets in the sixth year, 0.65% of such assets in the seventh year, and 0.70% of average daily managed assets in the eighth year. Accordingly, the expense reductions related to the reduction in management fee amounted to $1,818,390 for the year ended July 31, 2006. After the eighth year the Adviser will no longer waive a portion of the management fee.

Effective December 31, 2005, the investment management teams of the Adviser were reorganized into Sovereign Asset Management LLC (“Sovereign”), a wholly owned indirect subsidiary of John Hancock Life insurance Company (“JHLICo”). The Adviser remains the principal advisor on the Fund and Sovereign acts as subadviser under the supervision of the Adviser. The restructuring did not have an impact on the Fund, which continues to be managed using the same investment philosophy and process. The Fund is not responsible for payment of the subadvisory fees.

The Fund has an agreement with the Adviser and affiliates to perform necessary tax, accounting and legal services for the Fund. The compensation for the year amounted to $171,994. The Fund also paid the Adviser the amount of $154 for certain publishing services, included in the printing fees. The Fund reimbursed JHLICo for certain compliance costs, included in the Fund’s Statement of Operations.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

The Fund is listed for trading on the New York Stock Exchange (NYSE) and has filed with the NYSE its chief executive officer certifica-tion regarding compliance with the NYSE’s listing standards. The Fund also files with the Securities and Exchange Commission the certification of its chief executive officer and chief accounting officer required by Section 302 of the Sarbanes-Oxley Act.

Preferred Income Fund 19

Note C
Fund share transactions

Common shares

This listing illustrates the Fund’s distributions reinvested, reclassification of the Fund’s capital accounts and the number of common shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value.

		Year ended 7-31-05[1]	Year ended 7-31-06
	Shares	Amount	Shares	Amount
Beginning of period	25,723,740	$610,100,382	25,732,207	$610,275,344
Distributions reinvested	8,467	215,062	—	—
Reclassification of capital accounts	—	(40,100)	—	(115,776)
End of period	25,732,207	$610,275,344	25,732,207	$610,159,568

1 Audited by previous auditor.

Auction preferred shares

The Fund issued a total of 11,200 Auction Preferred Shares (2,240 shares of Series M, 2,240 shares of Series T, 2,240 shares of series W, 2,240 shares of Series TH and 2,240 shares of Series F) (collectively, the “APS”) on October 23, 2002, in a public offering. The underwriting discount of $2,800,000 has been charged to capital paid-in of common shares during the period ended July 31, 2003. Offering costs of $617,673 related to common shares and offering costs of $385,442 incurred in connection with the preferred shares were charged to the Fund’s capital paid-in during the period ended July 31, 2003.

Dividends on the APS, which accrue daily, are cumulative at a rate that was established at the offering of the APS and has been reset every seven days thereafter by an auction. Prior to April 19, 2006 the rates on Series W had been reset and paid over special dividend payment periods. During the year ended July 31, 2006, dividend rates on APS ranged as follows: Series M from 2.98% to 5.15%, Series T from 3.12% to 5.17%, Series W from 3.47% to 5.20%, Series TH from 2.94% to 5.20% and Series F from 3.00% to 5.24% . Accrued dividends on APS are included in the value of APS on the Fund’s Statement of Assets and Liabilities.

The APS are redeemable at the option of the Fund, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements  with respect to the APS, as defined in the Fund’s bylaws. If the dividends on the APS shall remain unpaid in an amount equal to two full years’ dividends, the holders of the APS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shareholders have equal voting rights of one vote per share, except that the holders of the APS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the APS and common shareholders.

Note D

Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended July 31,2006, aggregated $165,750,742 and $162,779,761, respectively.

The cost of investments owned on July 31, 2006, including short-term investments, for federal income tax purposes was $899,735,620. Gross unrealized appreciation and depreciation of investments aggregated $24,719,922 and $36,758,349, respectively, resulting in net unrealized depreciation of $12,038,427. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities and amortization of premiums and accretion of discounts on debt securities.

20 Preferred Income Fund

Note E

Reclassification of accounts

During the year ended July 31, 2006, the Fund reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $2,771,534, an increase in accumulated net investment income of $2,887,310 and a decrease in capital paid-in of $115,776. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of July 31, 2006. Additional adjustments may be needed in subsequent reporting periods. These reclas-sifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, book and tax differences in accounting for federal excise tax, non deductible organizational costs, amortization of premium and certain foreign currency adjustments. The calculation of net investment income per share in the Fund’s Financial Highlights excludes these adjustments.

Preferred Income Fund 21

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Preferred Income Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Preferred Income Fund (the “Fund”) at July 31, 2006, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of July 31, 2006 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended July 31, 2005 and the financial highlights for each of the periods ended on or before July 31, 2005 were audited by another independent registered public accounting firm, whose report dated September 12, 2005 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 8, 2006

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended July 31, 2006.

This Fund has designated distributions to shareholders of $5,805,895 as long-term capital gain dividend.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended July 31, 2006, 41.31% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2006.

Shareholders will be mailed a 2006 U.S. Treasury Department Form 1099-DIV in January 2007. This will reflect the total of all distributions that are taxable for calendar year 2006.

Investment objective and policy

The Fund’s primary objective is to provide a high level of current income, consistent with preservation of capital. The Fund’s secondary objective is to provide growth of capital to the extent consistent with its primary objective. The Fund seeks to achieve its objectives by investing in a diversified portfolio of securities that, in the opinion of the Adviser, may be undervalued relative to similar securities in the marketplace.

Under normal market conditions, the Fund invests at least: (a) 80% of its assets in preferred stocks and other preferred securities, including convertible preferred securities, (b) 25% of its total assets in the industries comprising the utilities sector and (c) 80% of its total assets in preferred securities or other fixed-income securities, that are rated investment grade or higher by Moody’s or Standard & Poor’s at the time of investment. “Assets” are defined as net assets, including the liquidation preference of APS, plus borrowing for investment purposes.

Bylaws

On December 16, 2003, the Trustees approved the following change to the Fund’s bylaws. The auction preferred shares section of the Fund’s bylaws was changed to update the rating agency requirements in keeping with recent changes to the agencies’ basic maintenance reporting requirements for leveraged closed-end funds. Bylaws now require an independent accountants’ confirmation only once per year, at the Fund’s fiscal yearend, and changes to the agencies’ basic maintenance reporting requirements that include modifications to the eligible assets and their respective discount factors. These revisions bring the Fund’s bylaws in line with current rating agency requirements.

On September 14, 2004, the Trustees approved an amendment to the Fund’s bylaws increasing the maximum applicable dividend rate ceiling on the preferred shares to conform with the modern calculation methodology used by the industry and other John Hancock funds.

Dividends and distributions

During the year ended July 31, 2006, dividends from net investment income totaling $1.8600 and distributions from capital gains totaling $0.1975 per share were paid to common shareholders. The dates of payments and amounts per share are as follows:

PAYMENT	INCOME
DATE	DIVIDEND

August 31, 2005	$0.1550
September 30, 2005	0.1550
October 31, 2005	0.1550
November 30, 2005	0.1550
December 30, 2005	0.1550
January 31, 2006	0.1550
February 28, 2006	0.1550
March 31, 2006	0.1550
April 28, 2006	0.1550
June 2, 2006	0.1550
June 30, 2006	0.1550
July 31, 2006	0.1550

CAPITAL GAIN
DISTRIBUTION

December 30, 2005	$0.1975

Dividend reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan (the “Plan”), which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as Plan Agent for the common shareholders (the “Plan Agent”), unless an election is made to receive cash. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash, paid by check and mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend-disbursing agent. Shareholders whose shares are held in the name of a broker or a nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, non-participants will receive cash and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date of the dividend is equal to, or exceeds, their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date after such date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The cost per share of the shares purchased for each participant’s account will be the average cost, including brokerage commissions, of any shares purchased on the open market, plus the cost of any shares issued by the Fund. There will be no brokerage charges with respect to common shares issued directly by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received not less than 10 days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, cer-tificates for whole common shares credited to his or her account under the Plan will be issued, and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder’s account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in non-certificated form in the name of the  participant. Proxy material relating to the shareholders’ meetings of the Fund will include those shares purchased, as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividends to be reported on the 1099-DIV should be: (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days’ written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (Telephone: 1-800-852-0218).

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Shareholder meeting

On March 22, 2006, the Annual Meeting of the Fund was held to elect four Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund.

Proxies covering 24,102,517 shares of beneficial interest were voted at the meeting. The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

		WITHHELD
	FOR	AUTHORITY

James R. Boyle	23,559,840	542,677
Charles L. Ladner	23,565,244	537,273
John A. Moore	23,571,258	531,259

The preferred shareholders elected Ronald R. Dion as Trustee of the Fund until his successor is duly elected and qualified, with the votes tabulated as follows: 9,742 FOR, 13 AGAINST and 1 ABSTAINING.

The common and preferred shareholders also ratified the Trustees’ selection of PricewaterhouseCoopers LLP as the Fund’s independent auditors for the fiscal year ending July 31, 2006, with votes tabulated as follows: 23,798,909 FOR, 161,870 AGAINST and 151,493 ABSTAINING.

Board Consideration of and Continuation of Investment Advisory Agreement and Sub-Advisory Agreement: John Hancock Preferred Income Fund

The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees (the “Board”) of John Hancock Preferred Income Fund (the “Fund”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), annually to review and consider the continuation of: (i) the investment advisory agreement (the “Advisory Agreement”) with John Hancock Advisers, LLC (the “Adviser”) and (ii) the investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Sovereign Asset Management LLC (the “Sub-Adviser”). The Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At meetings held on May 1–2 and June 5–6, 2006,1 the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Sub-Adviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including: (i) the investment performance of the Fund and a peer group of comparable funds (the “Peer Group”) selected by Morningstar Inc. (“Morningstar”), an independent provider of investment company data, for a range of periods ended December 31, 2005,2 (ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Peer Group, (iii) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund, (iv) breakpoints in the Fund’s and the Peer Group’s fees and information about economies of scale, (v) the Adviser’s and Sub-Adviser’s  record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Sub-Adviser’s compliance department, (vi) the background and experience of senior management and investment professionals and (vii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Sub-Adviser.

The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. It was based on performance and other information as of December 31, 2005; facts may have changed between that date and the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Sub-Adviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser and Sub-Adviser. In addition, the Board took into account the administrative services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Sub-Adviser were sufficient to support renewal of the Advisory Agreements.

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2005. The Board also considered these results in comparison to the performance of the Peer Group, as well as the Fund’s benchmark index. Morningstar determined the Peer Group for the Fund. The Board reviewed with a representative of Morningstar the methodology used by Morningstar to select the funds in the Peer Group. The Board noted the imperfect comparability of the Peer Group and that Morningstar was not able to select a comparative Category for the Fund.

The Board recognized the relatively short operational history of the Fund and noted that the Fund’s performance during the 3-year period was higher than the performance of the median of the Peer Group and its benchmark index, the Merrill Lynch Preferred Stock Hybrid Securities Index. The Board also noted that Fund’s performance during the 1-year period was higher than the benchmark index and not appreciably lower than the performance of the Peer Group median.

Investment advisory fee and sub-advisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the “Advisory Agreement Rate”). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group. The Board noted that the Advisory Agreement Rate was lower than the median rate of the Peer Group.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, and other non-advisory fees, including administrative fees, transfer agent fees, custodian fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (“Gross Expense Ratio”) and total operating expense ratio after taking the fee waiver arrangement applicable to the Advisory Agreement Rate into account (“Net Expense Ratio”). The Board received and considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group. The Board noted that the Fund’s Gross and Net Expense Ratios were lower than the median of the Peer Group.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall performance and expenses supported the re-approval of the Advisory Agreements.

The Board also received information about the investment sub-advisory fee rate (the “Sub-Advisory Agreement Rate”) payable by the Adviser to the Sub-Adviser for investment sub-advisory services. The Board concluded that the Sub-Advisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Sub-Adviser. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s and Sub-Adviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

The Board observed that the Advisory Agreements did not offer breakpoints. However, the Board considered the limited relevance of economies of scale in the context of a closed-end fund that, unlike an open-end fund, does not continuously offer its shares. The Board noted that the Fund, as a closed-end investment company, was not expected to increase materially in size and that its assets would grow (if at all) through the investment performance of the Fund. Therefore, the Board did not consider potential economies of scale as a principal factor in assessing the fees payable under the Advisory Agreements, but concluded that the fees were fair and equitable based on relevant factors.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Sub-Adviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Sub-Adviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser and Sub-Adviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

1 The Board previously considered information about the Sub-Advisory Agreement at the September and December 2005 Board meetings in connection with the Adviser’s reorganization.

2 Morningstar also provided a comparative analysis for most, but not all of the John Hancock Funds, of the investment performance and advisory and other fees incurred by, and the expense ratios of, the John Hancock Funds relative to a broader category of relevant funds (the “Category”). Morningstar advised the Board that it was not able to select a comparative Category for the John Hancock Preferred Income Fund. Therefore, Morningstar did not provide a broader Category analysis; instead, it provided only the narrower Peer Group analysis.

Information about the portfolio managers

Management Biographies and Fund ownership

Below is an alphabetical list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their busi- ness careers over the past five years and their range of beneficial share ownership in the Fund as of July 31, 2006.

Gregory K. Phelps
Senior Vice President, Sovereign Asset Management LLC since 2005
Senior Vice President, John Hancock Advisers, LLC (1995–2005)
Began business career in 1981
Joined fund team in 2002 (inception)
Fund ownership — None

Mark T. Maloney
Vice President, Sovereign Asset Management LLC since 2005
Vice President, John Hancock Advisers, LLC (1982–2005)
Began business career in 1976
Joined fund team in 2002 (inception)
Fund ownership — None

Other Accounts the Portfolio Managers are Managing.

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of July 31, 2006. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

P O R T F O L I O M A N A G E R	O T H E R A C C O U N T S M A N A G E D B Y T H E P O R T F O L I O M A N A G E R S

Gregory K. Phelps	Other Registered Investment Companies: 8 (eight) funds
with total assets of approximately $4.1 billion.
Other Pooled Investment Vehicles: 2 (two) accounts with
total assets of approximately $65 million.
Other Accounts: None
Mark T. Maloney	Other Registered Investment Companies: 8 (eight) funds
with total assets of approximately $4.1 billion.
Other Pooled Investment Vehicles: 2 (two) accounts with
total assets of approximately $65 million.
Other Accounts: None

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Sub-Adviser have adopted procedures, overseen by the Chief Compliance Officer, that are intended to monitor compliance with the policies referred to in the following paragraphs.

• The Sub-Adviser has policies that require a portfolio manager to allocate investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

• When a portfolio manager intends to trade the same security for more than one account, the policies of the Sub-Adviser generally require that such trades for the individual accounts are aggregated so each account receives the same price. When not possible or may not result in the best possible price, the Sub-Adviser will place the order in a manner intended to result in as favorable a price as possible for such client.

• The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Adviser nor the Sub-Adviser receives a performance-based fee with respect to other accounts managed by the Fund’s portfolio managers.

• The Sub-Adviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

• The Sub-Adviser seeks to avoid portfolio manager assignments with potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers

The Sub-Adviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied consistently among investment professionals. At the Sub-Adviser, the structure of compensation of investment professionals is currently composed of the following basic components: fixed base salary, and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Sub-Adviser. A limited number of senior portfolio managers, who serve as officers of both the Sub-Adviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial Corporation.

Only investment professionals are eligible to participate in the Investment Bonus Plan on an annual basis. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses: 1) The investment performance of all accounts managed by the investment professional over one- and three-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark. 2) The profitability of the Sub-Adviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Adviser. 3) The more intangible contributions of an investment professional to the Sub-Adviser’s business, including the investment professional’s support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluating in determining the amount of any bonus award.

While the profitability of the Sub-Adviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional’s overall compensation, the investment professional’s compensation is not linked directly to the net asset value of any fund.

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Ronald R. Dion , Born: 1946	2002	53
Independent Chairman (since 2005); Chairman and Chief Executive Officer,
R.M. Bradley & Co., Inc.; Director, The New England Council and Massachusetts
Roundtable; Trustee, North Shore Medical Center; Director, Boston Stock
Exchange; Director, BJ’s Wholesale Club, Inc. and a corporator of the Eastern
Bank; Trustee, Emmanuel College; Director, Boston Municipal Research Bureau;
Member of the Advisory Board, Carroll Graduate School of Management at
Boston College.

James F. Carlin , Born: 1940	2002	53
Director and Treasurer, Alpha Analytical Inc. (analytical laboratory) (since 1985);
Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995);
Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc.
(since 1996); Director and Treasurer, Rizzo Associates (engineering) (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments) (since
1987); Director and Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust (since 1993); Director of the following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare, Inc. (until
1999), Carlin Insurance Agency, Inc. (until 1999); Chairman, Massachusetts
Board of Higher Education (until 1999).

Richard P. Chapman, Jr.,[2] Born: 1935	2005	53
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998); Vice Chairman, Northeastern University
Board of Trustees (since 2004).

William H. Cunningham , Born: 1944	2002	160
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies (until
2001); Director of the following: Hire.com (until 2004), STC Broadcasting, Inc.
and Sunrise Television Corp. (until 2001), Symtx, Inc. (electronic manufacturing)
(since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods
Corporation (until 2003), rateGenius (until 2003), Lincoln National Corporation
(insurance) (since 2006), Jefferson-Pilot Corporation (diversified life insurance company) (until 2006), New Century Equity Holdings (formerly Billing Concepts)

Independent Trustees (continued)

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

William H. Cunningham , Born: 1944 (continued)	2002	160
(until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), AskRed.com (until 2001), Southwest Airlines, Introgen and
Viasystems Group, Inc. (electronic manufacturer) (until 2003); Advisory
Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory
Director, Q Investments (until 2003); Advisory Director, JPMorgan Chase Bank
(formerly Texas Commerce Bank – Austin), LIN Television (since 2002), WilTel
Communications (until 2003) and Hayes Lemmerz International, Inc.
(diversified automotive parts supply company) (since 2003).

Charles L. Ladner,[2] Born: 1938	2002	160
Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003);
Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and Director for AmeriGas, Inc.
(retired 1998); Director of AmeriGas Partners, L.P. (gas distribution) (until 1997);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(until 2007).

John A. Moore,[2] Born: 1939	2002	53
President and Chief Executive Officer, Institute for Evaluating Health Risks,
(nonprofit institution) (until 2001); Senior Scientist, Sciences International
(health research) (until 2003); Former Assistant Administrator and Deputy
Administrator, Environmental Protection Agency; Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT Center for Health Science Research
(nonprofit research) (since 2002).

Patti McGill Peterson,[2] Born: 1943	2002	53
Executive Director, Council for International Exchange of Scholars and Vice
President, Institute of International Education (since 1998); Senior Fellow, Cornell
Institute of Public Affairs, Cornell University (until 1998); Former President of
Wells College and St. Lawrence University; Director, Niagara Mohawk Power
Corporation (until 2003); Director, Ford Foundation, International Fellowships
Program (since 2002); Director, Lois Roth Endowment (since 2002); Director,
Council for International Educational Exchange (since 2003).

Steven R. Pruchansky, Born: 1944	2002	53
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc.
(since 2000); Director and President, Greenscapes of Southwest Florida, Inc.
(until 2000); Managing Director, JonJames, LLC (real estate) (since 2001);
Director, First Signature Bank & Trust Company (until 1991); Director, Mast
Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Non-Independent Trustee[3]

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	262
President, John Hancock Annuities; Executive Vice President, John Hancock
Life Insurance Company (since June, 2004); Chairman and Director, John
Hancock Advisers, LLC (the “Adviser”), John Hancock Funds, LLC and The
Berkeley Financial Group, LLC (“The Berkeley Group”) (holding company) (since
2005); President, U.S. Annuities; Senior Vice President, The Manufacturers
Life Insurance Company (U.S.A.) (until 2004).

Principal officers who are not Trustees

Name, age
Position(s) held with Fund		Officer
Principal occupation(s) and		of Fund
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005
President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director,
President and Chief Executive Officer, the Adviser, The Berkeley Group,
John Hancock Funds, LLC and Sovereign Asset Management LLC (“Sovereign”);
Director, John Hancock Signature Services, Inc.; President and Chief Executive
Officer of John Hancock Investment Management Services, LLC (since 2006);
President, John Hancock Funds II, John Hancock Funds III and John Hancock Trust;
Director, Chairman and President, NM Capital Inc. (since 2005); Chairman,
Investment Company Institute Sales Force Marketing Committee (since 2003);
Executive Vice President, John Hancock Funds, LLC (until 2005).

William H. King, Born: 1952		2002
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser and John Hancock Investment
Management Services, LLC (since 2006); Vice President and Treasurer of each of the John Hancock funds advised by the Adviser; Assistant Treasurer of each of the John Hancock funds advised by the Adviser (until 2001).

Francis V. Knox, Jr., Born: 1947		2005
Vice President and Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment
Management Services, LLC (since 2006); the Adviser and Sovereign
(since 2005); Vice President and Chief Compliance Officer, John Hancock
Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice
President and Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice
President and Ethics & Compliance Officer, Fidelity Investments (until 2001).

Principal officers who are not Trustees (continued)

Name, age
Position(s) held with Fund	Officer
Principal occupation(s) and	of Fund
directorships during past 5 years	since

John G. Vrysen, Born: 1955	2005
Executive Vice President and Chief Financial Officer
Director, Executive Vice President and Chief Financial Officer, the Adviser, The
Berkeley Group and John Hancock Funds, LLC (since 2005); Executive Vice
President and Chief Financial Officer, John Hancock Investment Management
Services, LLC (since 2006), Sovereign, John Hancock Funds II, John Hancock
Funds III and John Hancock Trust (since 2005); Vice President and General
Manager, Fixed Annuities, U.S. Wealth Management (until 2005); Vice President,
Operations, Manulife Wood Logan (July 2000 thru September 2004).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805. The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2Member of Audit Committee.

3Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Transfer agent for	Independent registered
John Hancock Advisers, LLC	common shareholders	public accounting firm
601 Congress Street	Mellon Investor Services	PricewaterhouseCoopers LLP
Boston, MA 02210-2805	Newport Office Center VII	125 High Street
	480 Washington Boulevard	Boston, MA 02110
Subadviser	Jersey City, NJ 07310
Sovereign Asset Management		Stock symbol
LLC	Transfer agent for	Listed New York Stock
101 Huntington Avenue	preferred shareholders	Exchange:
Boston, MA 02199	Deutsche Bank Trust	HPI
Company Americas
Custodian	280 Park Avenue	For shareholder assistance
The Bank of New York	New York, NY 10017	refer to page 25
One Wall Street
New York, NY 10286
Legal counsel
Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803

The Fund’s investment objective, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:
Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

Phone	Customer service representatives	1-800-852-0218
	Portfolio commentary	1-800-344-7054
	24-hour automated information	1-800-843-0090
	TDD line	1-800-231-5469

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission’s Web site, www.sec.gov.

J O H N   H A N C O C K   F A M I L Y   O F  F U N D S

EQUITY	INTERNATIONAL
Balanced Fund	Greater China Opportunities Fund
Classic Value Fund	International Classic Value Fund
Classic Value Fund II	International Core Fund
Core Equity Fund	International Fund
Focused Equity Fund	International Growth Fund
Growth Fund
Growth Opportunities Fund	INCOME
Growth Trends Fund	Bond Fund
Intrinsic Value Fund	Government Income Fund
Large Cap Equity Fund	High Yield Fund
Large Cap Select Fund	Investment Grade Bond Fund
Mid Cap Equity Fund	Strategic Income Fund
Mid Cap Growth Fund
Multi Cap Growth Fund	TA-FREE INCOME
Small Cap Equity Fund	California Tax-Free Income Fund
Small Cap Fund	High Yield Municipal Bond Fund
Small Cap Intrinsic Value Fund	Massachusetts Tax-Free Income Fund
Sovereign Investors Fund	New York Tax-Free Income Fund
U.S. Core Fund	Tax-Free Bond Fund
U.S. Global Leaders Growth Fund
Value Opportunities Fund	MONEY MARKET
Money Market Fund
ASSET ALLOCATION & LIFESTYLE	U.S. Government Cash Reserve
Allocation Core Portfolio
Allocation Growth + Value Portfolio	CLOSE-END
Lifestyle Aggressive Portfolio	Bank & Thrift Opportunity
Lifestyle Balanced Portfolio	Financial Trends
Lifestyle Conservative Portfolio	Income Securities
Lifestyle Growth Portfolio	Investors Trust
Lifestyle Moderate Portfolio	Patriot Global Dividend
Patriot Preferred Dividend
SECTOR	Patriot Premium Dividend I
Financial Industries Fund	Patriot Premium Dividend II
Health Sciences Fund	Patriot Select Dividend
Real Estate Fund	Preferred Income
Regional Bank Fund	Preferred Income II
Technology Fund	Preferred Income III
Technology Leaders Fund	Tax-Advantaged Dividend

For more complete information on any John Hancock Fund and a prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291. Please read the prospectus carefully before investing or sending money.

1-800-852-0218
1-800-843-0090 EASI-Line
1-800-231-5469 (TDD)

www.jhfunds.com

PRESORTED
STANDARD
U. S. POSTAGE
PAID
MIS

P800A 7/06
9/06

ITEM 2. CODE OF ETHICS.

As of the end of the period, July 31, 2006, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Charles L. Ladner is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $34,500 for the fiscal year ended July 31, 2005 and $25,800 for the fiscal year ended July 31, 2006. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

There were no audit-related fees during the fiscal year ended July 31, 2005 and fiscal year ended July 31, 2006 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $2,400 for the fiscal year ended July 31, 2005 and $3,700 for the fiscal year ended July 31, 2006. The nature of the services comprising the tax fees was the review of the registrant’s income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

The all other fees billed to the registrant for products and services provided by the principal accountant were $4,000 for the fiscal year ended July 31, 2005 and $3,000 for the fiscal year ended July 31, 2006. There were no other fees during the fiscal year ended July 31, 2005 and July 31, 2006 billed to control affiliates for products and services provided by the principal accountant. The nature of the services comprising the all other fees was related to the principal accountant’s report on the registrant’s Eligible Asset Coverage. These fees were approved by the registrant’s audit committee.

(e)(1) See attachment "Approval of Audit, Audit-related, Tax and Other Services", with the audit committee pre-approval policies and procedures.

(e)(2) There were no fees that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2005 and July 31, 2006 on behalf of the registrant or on behalf of the control affiliates that relate directly to the operations and financial reporting of the registrant.

(f) According to the registrant’s principal accountant, for the fiscal year ended July 31, 2006, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $71,400 for the fiscal year ended July 31, 2005, and $438,491 for the fiscal year ended July 31, 2006.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Charles L. Ladner - Chairman
Richard P. Chapman, Jr.
Dr. John A. Moore
Patti McGill Peterson

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached Exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds - Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Governance Committee Charter".

(c)(3) Approval of Audit, Audit-related, Tax and Other Services is attached.

(c)(4) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Preferred Income Fund

By: /s/ Keith F. Hartstein
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Keith F. Hartstein
President and Chief Executive Officer

Date: September 26, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
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Keith F. Hartstein
President and Chief Executive Officer

Date: September 26, 2006

By: /s/ John G. Vrysen
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John G. Vrysen
Executive Vice President and Chief Financial Officer

Date: September 26, 2006